PAGES CONTAINING CONFIDENTIAL MATERIAL HAVE BEEN STAMPED "CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION." THE REDACTED MATERIAL HAS BEEN BLACKENED OR MARKED WITH A STAR (*).

                                 EXHIBIT 10.26

                            ASSET PURCHASE AGREEMENT

       THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made as of
August 30, 1996, by and between Champion Communication Services, Inc., a Delaware corporation ("Seller"), and Nextel Communications, Inc., a Delaware corporation ("Buyer").

                                    RECITALS

       A.     Seller operates a business (the "Business") for which Seller is
licensed to operate (a)    MHz specialized mobile radio ("SMR") two-way channels
located                     pursuant to licenses described in Schedule 1 (the
"     Licenses") issued by the Federal Communications Commission ("FCC") and
(b)    MHz channels located at other places in     (the "Other Channels", and
collectively with the      Channels, the "Channels") pursuant to licenses
described in Schedule 2 (the "Other Licenses", and collectively with the Licenses, the "Licenses") issued by the FCC.

       B. Seller desires to sell to Buyer and Buyer desires to purchase from Seller all of the repeater and ancillary equipment listed in Schedule 3, the customer list (including related code book information) set forth in
Schedule 4 and the other assets listed on Schedule 5 (collectively, the "Assets").

       C. Seller desires to assign to Buyer and Buyer desires to assume from Seller all of Seller's rights under the Licenses.

       D. Seller desires to assign to Buyer and Buyer desires to assume from Seller all of Seller's rights and under the contracts listed in Schedule 6 (the "Contracts").

       E. Buyer desires to obtain from Seller a Noncompetition Agreement in the form of Exhibit A attached hereto (the "Noncompetition Agreement").

                                   AGREEMENTS

       1. PURCHASE AND SALE OF ASSETS. (a) Upon the terms and subject to the conditions hereinafter set forth, on the Closing Date (as herein defined), (i) Seller will sell and deliver to Buyer, and Buyer will purchase and acquire from Seller, all of Seller's right, title and interest in and to the Assets, free and clear of all liens, claims, mortgages, pledges, security interests, encumbrances, adverse claims or restrictions whatsoever ("Liens"), and (ii) Seller will assign to Buyer, and Buyer will assume from Seller, all of Seller's interests under the Licenses and Contracts, free and clear of all Liens. EXCEPT AS SPECIFICALLY PROVIDED OTHERWISE HEREIN, THE ASSETS ARE BEING PURCHASED "AS IS" AND "WHERE IS" AND SELLER EXPRESSLY DISCLAIMS ANY EXPRESS AND IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                        CONFIDENTIAL TREATMENT REQUESTED
                         THE REDACTED MATERIAL HAS BEEN
                           FILED WITH THE COMMISSION

       (b)    Notwithstanding anything to the contrary contained herein,
(i)(1) Buyer acknowledges and agrees that Seller shall have the right prior to September 16, 1996 to trade or otherwise dispose of the Other Licenses for the
purpose of enabling Seller to deliver to Buyer 20 exclusive        Licenses, and
Seller shall have the right to substitute one or more exclusive, fully
constructed        MHz SMR FCC licenses located at        for the     Licenses
currently listed in Schedule 1, or to add to or subtract from the      Licenses
currently listed in Schedule 1, in which case the substituted or added
licenses shall be considered for all purposes to be part of the       Licenses;
provided, however, that Seller shall not take any of the actions described in this clause (1) without Buyer's prior written consent (which shall not be unreasonably delayed or withheld) and in no event shall Seller deliver to
Buyer less than 13      Licenses that satisfy the       Sales Conditions (as
hereinafter defined), and (2) Seller shall not sell or otherwise dispose of any Assets outside of the ordinary course of business, and (ii) the total number of Licenses to be assigned and assumed hereunder shall be subject to the provisions of Sections 1 (c) and (d).

       (c)    Seller shall be obligated to assign to Buyer, and Buyer shall be
obligated to assume from Seller, all        Licenses which Seller delivers to
Buyer at the Closing (as hereinafter defined) to operate the       Channels
which are fully constructed 800 MHz SMR FCC licenses located at          which
are exclusive to the Licensee (and, upon assignment, to Buyer) for a distance of 70 miles from the call station location (except as indicated otherwise in
Schedule 1) (the      Sale Conditions"). To the extent any of the      Licenses
currently listed in Schedule 1 do not satisfy the      Sale Conditions as of
the date hereof, Seller shall use its commercially reasonable efforts to cause
the        Sale Conditions to be satisfied. If and to the extent any of the
Licenses do not satisfy the        Sale Conditions as of the Closing Date
(unless only because no more than one other licensee shares the use of the designated frequencies within 70 miles of the call station location), Seller shall not be obligated to assign to Buyer, and Buyer shall not be obligated
to assume from Seller, such        Licenses, but all other transactions
contemplated hereby shall be consummated.

       (d) Seller shall be obligated to assign to Buyer, and Buyer shall be obligated to assume from Seller, all Other Licenses which Seller delivers to Buyer at the Closing to operate on the Other Channels which are fully constructed 800 MHz SMR FCC licenses which are exclusive to the licensee (and, upon assignment, to Buyer) for a distance of 70 miles from the call station location (the "Other Sale Conditions"). To the extent any of the Other Licenses listed in Schedule 2 do not satisfy the Other Sale Conditions as of the date hereof, Seller shall use its commercially reasonable efforts to cause the Other Sale Conditions to be satisfied. If and to the extent any of the Other Licenses do not satisfy the Other Sale Conditions as of the Closing Date, Buyer shall not be obligated to assume from Seller such Other Licenses, but all other transactions contemplated hereby shall be consummated.

       2. ASSUMPTION OF LIABILITIES. Buyer is not assuming and shall not be responsible for any liabilities or obligations of Seller whether arising out of or in connection with the Assets or otherwise, except executory obligations relating exclusively to periods of operation after the Closing Date under the Contracts.

       3.     PURCHASE PRICE. (a) The purchase price (collectively, the
"Purchase Price") shall be equal to the sum of (a) $       for each     License
assigned hereunder which as of the Closing Date has satisfied all        Sale
Conditions, (b) $        for each        License assigned hereunder which as
of the Closing Date has satisfied all       Sale Conditions (except that
no more than one other

                        CONFIDENTIAL TREATMENT REQUESTED
                         THE REDACTED MATERIAL HAS BEEN
                           FILED WITH THE COMMISSION
licensee shares the use of the designated frequencies within 70 miles of the call station location), and (c) the amount set forth in Schedule 2 for each Other License assigned hereunder which as of the Closing Date has satisfied all Other Sale Conditions or as to which Buyer has waived such Other Sale Conditions as permitted by the last sentence of Section 1(d). The Purchase Price less the Deposit (as hereinafter defined) shall be paid by wire transfer at the Closing.

       (b)    If, as of the Closing Date, the            Sale Conditions have
not been satisfied with respect to any           Licenses (unless the
Sale Conditions have not been satisfied solely because not more than one other licensee shares the use of the designated frequencies within 70 miles of the call station location, in which case this Section 3(b) shall not apply) or the Other Sales Conditions have not been satisfied with respect to any Other Licenses, Seller and Buyer shall negotiate in good faith for not more than 15 business days for the purpose of agreeing to an alternative purchase price with respect to such Licenses. If Seller and Buyer cannot agree on an alternative purchase price for such Licenses, (i) Seller shall not assign, and Buyer shall not assume, such Licenses or any Contracts relating to such Licenses, and (ii) Seller shall not sell, and Buyer shall not purchase, any of the Assets relating to such Licenses.

       (c) As a condition of Closing, Seller shall demonstrate that the Business generates not less than $_______ in Annualized Recurring Revenue (the "Revenue Test"). "Annualized Recurring Revenue" shall mean, on a pro forma basis, four (4) times (i) the gross recurring revenue from SMR operations of the Business based on actual billing for the full three-month period immediately prior to the Closing (the "Test Period"), adjusted with respect to all customers who are not billed monthly as if they were billed monthly, decreased by (ii) (1) all revenues from customers with unpaid charges more than sixty (60) days past due, (2) the amount of any taxes, user fees, deposits or other pass through charges to the customers which are not retained as revenue by Seller, (3) residual or commission fees to agents, resellers or the like, and (4) that portion of the revenue shared with third parties. For purposes of determining the Annualized Recurring Revenue, Seller shall be entitled to include all revenues that would have been paid to Seller for SMR services by persons or entities who are not customers of Seller and not generating SMR service fees at the time the Annualized Recurring Revenue is being computed, but who were customers of Seller for at least three months and became customers of Buyer at any time after the date hereof.

       Set forth in Schedule 4 is an Accounts Receivable Aging Schedule and a Recurring Billing Schedule which sets forth the billing runs for the Test Period and the Annualized Recurring Revenues calculated therefrom (the "Financial Information"). At least three (3) business days prior to the Closing, Seller shall certify and deliver to Buyer an updated Schedule 4. Seller agrees not to modify its billing or pricing practices or conduct its Business outside the ordinary course of business in any manner which may result in overstating revenues for the Test Period.

       4. ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated as specified in Schedule 7 both for purposes of the payment thereof and tax accounting for the sale of the Assets and the assignment of the Licenses. The allocation of the Purchase Price shall be controlling for tax purposes and shall be utilized in preparing IRS Form 8594.

                        CONFIDENTIAL TREATMENT REQUESTED
                         THE REDACTED MATERIAL HAS BEEN
                           FILED WITH THE COMMISSION

       5. METHOD OF PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid as follows:

                     (a) Concurrently with the execution of this Agreement and the delivery by Seller of an executed FCC Form 490 for each of the Licenses, the sum of Twenty-Five Thousand Dollars ($25,000) (the "Deposit") shall be delivered to Seller by wire transfer. The Deposit shall be invested in an interest-bearing account, and the Deposit and any interest accrued thereon shall be credited against the Purchase Price at the Closing.

                     (b) The Purchase Price shall be payable in cash at the Closing. Provided that the Current Market Price (as hereinafter defined) shall be not less than $10.00 per share, in lieu of paying the entire Purchase Price in cash, Buyer shall have the right to issue shares of common stock ($0.001 par value) ("Nextel Common Stock") to Seller for all or any portion of the Purchase Price. The number of shares of Nextel Common Stock that may be issued hereunder shall be the quotient of the allocated amount of Purchase Price to be paid in Nextel Common Stock divided by the Current Market Price per share of Nextel Common Stock as of the Closing Date. The "Current Market Price" shall be deemed to be the average of the daily closing price per share of Nextel Common Stock for the thirty (30) consecutive trading days immediately preceding the Closing Date. In the event of a stock dividend, stock split or other reclassification of the Nextel Common Stock during such 30-day period, the Current Market Price shall be adjusted accordingly. The closing price for each trading day shall be the last sale price, regular way, or in the absence of such trading, the average of the closing bid and ask prices, regular way, in either case on the national securities exchange or the NASDAQ National Market (whichever exchange or market is the principal trading market for Nextel Common Stock at the time). The term "trading day" shall mean a day on which the principal national securities exchange on which Nextel Common Stock is listed is open for trading.

       6. SALES TAX WITHHOLDING. Seller and Buyer shall each be responsible for and pay one-half of all applicable state and local sales, transfer and use taxes arising out of the transactions contemplated by this Agreement. Seller and Buyer shall deliver to each other all applicable receipts evidencing payment of such amounts to the applicable tax authorities. At the Closing, all state and local personal property taxes related to the Assets shall be prorated for the year in which the Closing occurs, based on the parties' mutual good faith estimate of such taxes after taking into consideration such taxes for the prior tax year. Buyer shall not be responsible for any business, occupation, withholding or similar tax or any taxes of any kind related to any period before the Closing Date.

       7. NONCOMPETITION AGREEMENT. Seller shall enter into the Noncompetition Agreement.

       8. CLOSING. The closing (the "Closing") for the purchase and sale of the Assets shall occur not later than twenty (20) days after the grant date of the FCC consent constituting final orders to the assignment of the Licenses to Buyer and the satisfaction of all other conditions specified herein; provided that the Closing shall not take place prior to October 1, 1996. If the Closing shall not have occurred on or before August 1, 1997, either party which at such time is not in breach of any provision of this Agreement may terminate this Agreement at any time thereafter without any further obligation or liability of such party other than the return of the Deposit to Buyer. The day of the Closing is herein referred to as the "Closing Date." A "final order" means that forty-five (45) days shall have elapsed from the date of grant without any filing of any adverse request, petition or appeal by any third party or by the FCC on its own motion with respect to Buyer's application for the FCC's consent to the assignment of the Licenses to Buyer, or any resubmissions of any such application, or, if challenged, such FCC consent shall have been reaffirmed or upheld and the applicable period for seeking further administrative or judicial review shall have expired without the filing of any action, petition or request for further review. At the Closing, the parties will exchange any documents, assignments, bills of sale and other instruments called for by this Agreement or as either party or its counsel may reasonably request. The Closing shall occur at a mutually convenient time and place.

       9.     PRORATIONS AND POST-CLOSING ADJUSTMENTS.  (a)    Appropriate
proration as of the close of business on the Closing Date shall be made with respect to advance customer billings relating to the Business (as to which Buyer will be credited for any prepayments made to Seller by its customers who use the Channels operated under the Licenses assumed hereunder relating to periods following the Closing Date). Such prorations shall be determined by the parties acting jointly in good faith, and shall be settled in cash no later than ninety (90) days after the Closing Date (the "Proration Period").

              (b) To the extent that any prorations cannot be finally determined on the Closing Date, such prorations shall be estimated for purposes of the Closing and shall be finally determined and adjusted in cash not later than the end of the Proration Period.

              (c) During the Proration Period, Buyer shall have the right to verify the accuracy of the schedules used for making such prorations but without limiting the effect of Seller's representations and warranties herein and Buyer's reliance thereon (regardless of any investigations Buyer elects to conduct). Any inaccuracies in such schedules affecting the prorations shall be reconciled and the amount necessary to accurately reflect the adjustment to the prorations shall be paid to Buyer (or refunded to Seller, as the case may be).

       10. CLOSING CONDITIONS. (a) The obligation of Buyer to consummate the transactions contemplated hereby shall be subject to satisfaction of the following conditions (except to the extent expressly waived by Buyer in writing): (i) approval by the FCC of the assignment of the Licenses to Buyer,
(ii) receipt of all other required third party consents and approvals; (iii) release of all Liens on the Assets and Licenses; (iv) receipt of all required state and local tax clearances; (v) to the extent required consent to the assignment of the Contracts; (vi) continued truth and accuracy of Seller's representations and warranties and the Financial Information; (vii) satisfactory completion of the Revenue Test; and (viii) delivery of appropriate instruments of sale and assignment, any financial statements or files pertaining solely to the Business, any tangible Assets and such other documents or instruments as Buyer or its counsel may reasonably request.

       (b) The obligation of Seller to consummate the transactions contemplated hereby shall be subject to satisfaction of the following conditions (except to the extent expressly waived by Seller in writing): (i) approval by the FCC of the assignment of the Licenses to Buyer, (ii) receipt of all other required third party consents and approvals; (iii) to the extent required, consent to the assignment of the Contracts; (iv) continued truth and accuracy of Buyer's representations and warranties and (v) delivery of appropriate instruments of purchase and assumption and such other documents or instruments as Seller or its counsel may reasonably request.

       11. NO SHOP/CONFIDENTIALITY. Except as specifically permitted hereby, Seller, on behalf of itself and its officers and agents, agrees not to solicit, make or accept any offers to assign the Licenses or to sell the Assets or the Business to any third party. Seller agrees to promptly inform Buyer of any offers or solicitations by a third party to assume the Licenses or to purchase the Assets or the Business, including the terms thereof. The terms of this Agreement and any information about the Licenses, the Assets or Buyer's or Seller's business shall be kept strictly confidential by the parties and their agents. Except to the extent required by law, neither party shall make any public announcement regarding the transactions contemplated hereby without the prior consent of the other party. If either party is required by law to make disclosure otherwise prohibited by this Section 11, such party shall so inform the other party as soon as practicable and cooperate, at such other party's expense, with all reasonable requests made by such other party to minimize the extent of such disclosure.

       12. REPRESENTATIONS AND WARRANTIES. (a) Seller hereby represents and warrants to Buyer as follows: (i) Seller is duly organized, validly existing and in good standing under the jurisdiction of its organization, with all requisite power and authority to own the Assets; (ii) Seller is the lawful, beneficial and exclusive owner of the Assets and Licensee under the Licenses and has the unrestricted right and power to sell the Assets and assign the Licenses to Buyer free and clear of Liens, and the Assets and Licenses are free and clear of all Liens as of the date hereof and through the Closing Date;
(iii) the Licenses are valid and in good standing with the FCC and Seller is in compliance in all material respects concerning construction, loading and spacing of the Licenses or the facilities associated therewith, and all other federal statutes and rules, regulations and policies of the FCC applicable to Seller or the Licenses; (iv) there is no pending or, to the best of Seller's knowledge, threatened action by the FCC or any other governmental agency or third party to suspend, revoke, terminate or challenge any of the Licenses or otherwise investigate the Business; (v) neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a default under any term of the Certificate of Incorporation of By-laws of Seller or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Seller is bound; (vi) none of the Licenses are currently subject to or operating under any short-space or any other agreement encumbering any of the Licenses or any FCC waiver of otherwise applicable rules and regulations; (vii) Seller is not in default under any of the Contracts; (viii) the tangible Assets are operational in the ordinary course of business, ordinary wear and tear excepted; (ix) no person or entity holds or has been granted a right of first refusal or option to receive an assignment of the Licenses (except as permitted by Section 1) or to purchase any of the Assets or the Business; (x) the Financial Information fairly reflects in all material respects the information included therein; (xi) the Assets include all of the assets used in the Business; (xii) Seller acknowledges and understands that there can be no assurance that the value of the Nextel Common Stock will not fluctuate pending or after the Closing Date, but the cash equivalent amount of the Nextel Common Stock delivered pursuant to
Section 5(b), if any, shall not be less than the Purchase Price paid by such delivery; and (xiii) Seller has been furnished with a copy of Buyer's currently effective Prospectus. All representations and warranties made by Seller shall survive the Closing for a period of 18 months.

       (b) Buyer hereby represents and warrants to Seller as follows: (i) Buyer is duly organized, validly existing and in good standing under the jurisdiction of its organization; (ii) neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a default under any term of the Certificate of Incorporation or By-laws of Buyer or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Buyer is bound; and (iii) neither the Registration Statement filed by Buyer (which contains the Prospectus furnished to Seller) nor any filing made by Buyer pursuant to the Securities Exchange Act of 1934, as amended, that is incorporated by reference in such Registration Statement, contains any untrue statement of material fact or omits to state any material fact necessary to make such statements, in light of the circumstances under which they were made, not false or misleading.

       13. NEXTEL COMMON STOCK. Buyer warrants, represents and covenants to Seller that any Nextel Common Stock issued to Seller at the Closing hereunder shall be (i) issued pursuant to a Registration Statement that has been declared effective and remains effective under the Securities Act of 1933 and may be sold by Seller immediately after the Closing for a period of at least one year without restriction under all applicable United States federal and state securities laws, and (ii) duly and validly authorized by all necessary corporate action on the part of Buyer and validly issued, fully paid and non-assessable, and free and clear of all Liens arising by, through or under Buyer.

       14. COVENANTS OF SELLER. From the date hereof to the Closing Date, Seller will (i) conduct the Business only in the ordinary and usual course of business; (ii) not sell, dispose of or encumber any of the Assets (except in the ordinary course of business) or Licenses (except as permitted by Section
1); (iii) afford Buyer and its representatives reasonable access to the Assets, the Business and all the books, contracts, commitments and records of Seller related to the Business (other than with respect to the names of Seller's customers); (iv) maintain its books, accounts and records relating to the Business in the usual manner on a basis consistent with prior years; (v) will cooperate with Buyer in any applications or filings with the FCC in connection with this transaction; and (vi) none of the Contracts with users of the Channels will have a term which extends beyond the first anniversary of the Closing Date and all of such Contracts will contain pricing terms which are not less favorable to Buyer than the then prevailing market rates. From and after the Closing Date, Seller shall at any time and from time to time, upon Buyer's reasonable request and without further cost to Buyer or Seller, prepare, execute and deliver such instruments of conveyance and assignment and shall take such action as Buyer may reasonably request to more effectively transfer to and vest in Buyer, or its successors and assigns, and to put Buyer in possession of, any and all of the Assets free and clear of any and all Liens.

       15. INDEMNITY. (a) From and after the Closing Date, Seller shall indemnify, defend and hold Buyer harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, asserted against, imposed upon or incurred by Buyer resulting from: (i) any breach of any covenant, agreement, representation or warranty of Seller contained in, or made pursuant to, this Agreement; (ii) any and all liabilities (including successor liabilities) or obligations relating to periods prior to the Closing Date resulting from Seller's ownership, use or sale of the Assets, from operating under the Licenses or from Seller's employment, or termination of employment, of its employees; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgment, costs and expenses, including without limitation, attorneys' fees and court costs and expenses incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity. Seller's obligations under this Section shall survive the Closing Date for a period of eighteen (18) months after the Closing Date.

                     (b) From and after the Closing Date, Buyer shall indemnify, defend and hold Seller harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, asserted against, imposed upon or incurred by Seller resulting from: (i) any breach of any covenant, agreement, representation or warranty of Buyer contained in, or made pursuant to, this Agreement; (ii) any and all liabilities or obligations relating to periods after the Closing Date resulting from Buyer's ownership, use or purchase of the Assets or from operating under the Licenses; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgment, costs and expenses, including without limitation, attorneys' fees and court costs and expenses incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity. Buyer's obligations under this Section shall survive the Closing Date for a period of eighteen (18) months after the Closing Date.

                     (c) Neither party shall be liable to the other party for any claims brought by the first party against the second party, whether asserted under this Section 15 or otherwise, unless such claims are asserted in writing within 18 months after the Closing Date. Furthermore, except for claims asserted with respect to an alleged breach by Seller of Section 12(a)(xi), no claim may be asserted by one party against the other party unless and until the aggregate amount of such claims exceeds $25,000 (after netting against such amount the amount of all claims asserted against such party). Once a claim can be asserted pursuant to this Section 15(c), however, the party asserting such claim shall be entitled to recover all amounts due it without regard to the $25,000 requirement described in this Section 15(c) (net of the amount of all claims successfully asserted against such party). In no event shall Seller's total liability to Buyer for all claims exceed an amount equal to the Purchase Price.

                     (d) Notwithstanding anything to the contrary contained herein, if Seller breaches any of its representations or warranties regarding the condition of any of the repeater equipment included in the Assets, Seller shall have the right to either repair such repeater equipment or replace such repeater equipment with other repeater equipment in operating condition.

       16. NOTICES. All notices and other communications to any party hereunder shall be in writing and shall be deemed given upon (i) actual receipt if delivered personally or if delivered by telex or facsimile, (ii) the next day if by express mail or an established and reliable overnight or next-day courier service, or (iii) five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid as follows:


       TO SELLER:                                 TO BUYER:

       David Terman, President                    Corporate Counsel
       Champion Communication Services, Inc.      Nextel Communications, Inc.
       1610 Woodstead Court, Suite 330            201 Route 17 North
       The Woodlands, Texas 77380                 Rutherford, NJ 07070

       17. RISK OF LOSS. Seller shall bear the risk of loss, damage or destruction of the Assets on or prior to the Closing Date. If the Assets, or any part thereof, are destroyed, Buyer shall have the option to either (i) require Seller to replace them with like equipment in operating condition or
(ii) to deduct the value of the destroyed Assets from the Purchase Price.

       18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       19. PAYMENT OF EXPENSES. Each party will pay all costs and expenses, including attorney's and brokers' fees, incurred or to be incurred by it in negotiating and preparing this Agreement and the Exhibits and in closing and carrying out the transactions contemplated by this Agreement.

       20. ATTORNEY'S FEES AND COSTS. Should either party be required to retain the services of an attorney to file an action to enforce any of its rights hereunder, or under any other document executed and delivered pursuant to this Agreement, the party prevailing in such action shall be entitled to recover reasonable attorney's fees and court costs in connection therewith in an amount to be fixed by the court hearing the action.

       21. SPECIFIC PERFORMANCE. Seller acknowledges that the Assets are unique and the loss to Buyer due to Seller's failure to perform this Agreement could not be easily measured by damages. Buyer shall be entitled to specifically enforce this Agreement in a court of equity without proof of specific monetary damages, but without waiving any right thereto in the event of breach of this Agreement by Seller.

       22.    RIGHT OF FIRST REFUSAL. If and to the extent Seller does not
assign, and Buyer does not assume, any       Licenses pursuant to Sections 1(c)
and 3(b) (the "Subject Licenses"), Buyer shall have a right of first refusal to assume any Subject Licenses in accordance with this Section 22. If at any time within one year alter the Closing Date Seller shall choose to assign to any unaffiliated third party any Subject Licenses, Seller shall deliver to Buyer a notice in writing (the "Assignment Notice") stating such intention and describing the terms and conditions relating thereto, including the purchase price to be received by Seller in consideration of such assignment. Buyer shall have ten business days from the receipt of the Assignment Notice to deliver to Seller notice (the "Acceptance Notice") of Buyer's intention to exercise its right of first refusal to assume all, but not less than all, of the Subject Licenses described in the Assignment Notice. Failure to deliver such Acceptance Notice within such time period shall be deemed an election by Buyer not to exercise its right of first refusal. If Buyer exercises its right of first refusal with respect to all Subject Licenses described in the Assignment Notice, the closing of the assignment and assumption of such Subject Licenses shall take place as soon as possible following delivery by Buyer of the Acceptance Notice, but in no event later than the date the closing would have occurred with respect to the unaffiliated third party described in the Assignment Notice. If and to the extent any portion of the consideration to be paid for the assignment and assumption of the Subject Licenses was non-monetary consideration, such non-monetary consideration shall be payable by Buyer, at Buyer's election, either in the exact same non-monetary consideration or in cash in an amount equal to the fair market value thereof. If Seller and Buyer cannot agree on the fair market value of such non-monetary consideration, they shall select an independent third party qualified to appraise such non-monetary consideration and the closing of the

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission
assignment and assumption of the Subject Licenses shall be delayed for a reasonable time to determine the fair market value of the non-monetary consideration.

       23. SCHEDULES. All references in this Agreement to "Schedules" shall mean the disclosure schedules identified in this Agreement and listed at the end hereof, which (i) are incorporated herein and shall be deemed a part of this Agreement for all purposes, (ii) have been delivered by Seller on or prior to the date hereof, and (iii) have been dated and initialed, signed or otherwise marked for identification by or on behalf of Seller. On or immediately prior to the Closing Date, Seller shall deliver to Buyer new Schedules that are amended or supplemented to update the information contained therein as of the Closing Date.

       24. BROKERS. Each party represents and warrants to the other that it has not retained or otherwise engaged any investment banker, broker or other third party in connection with the negotiation or consummation of the transactions contemplated hereby.

       25. MISCELLANEOUS. This Agreement shall be governed by the laws of the State of Illinois, without giving effect to conflicts of law principals thereof. All covenants, agreements, representations, warranties and indemnities shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns. This Agreement may not be assigned except that Buyer may assign its rights under this Agreement to any affiliated entity, provided that Buyer shall not be relieved of its obligations hereunder. This Agreement, together with the Exhibits and Schedules hereto, constitutes the entire understanding and agreement between the parties hereto concerning the subject matter hereof, superseding all prior oral or written agreements or understandings. This Agreement may not be changed, modified or altered except by an agreement in writing executed by the parties hereto. Notwithstanding any law or rule of contract interpretation to the contrary, this Agreement shall not be interpreted strictly for or against either party hereto. In the event that any covenant, condition or other provision contained in this Agreement is held to be invalid, void or unlawful by any administrative agency or court of competent jurisdiction, that provision shall be deemed severable from the remainder of this Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision contained herein, and each of the parties shall use their best efforts to make the covenant, condition or other provision valid and lawful if possible so as to preserve the rights and obligations of the parties hereto. Each of the parties hereto acknowledges to the other that it has reviewed this Agreement with, and is relying solely upon the advice of, its independent counsel and tax advisor, as to the negotiation, preparation, execution and delivery of this Agreement and as to the legal and tax implications hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     Champion Communications Services, Inc.

                                     By:  /s/ DAVID A. TERMAN
                                          ------------------------------------
                                            Its:  President
                                                ------------------------------

                                     Nextel Communications, Inc.

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                            Its:
                                                ------------------------------

                        INDEX TO SCHEDULES AND EXHIBITS

                                    EXHIBITS

Exhibit A:    Form of Noncompetition Agreement

                                   SCHEDULES

Schedule 1:           Licenses

Schedule 2:   Other Licenses

Schedule 3:   Repeater and Ancillary Equipment

Schedule 4:   Customer List and Financial Information

Schedule 5:   Other Assets

Schedule 6:   Contracts

Schedule 7:   Purchase Price Allocation












CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

                                   EXHIBIT A

                            NONCOMPETITION AGREEMENT

       THIS NONCOMPETITION AGREEMENT (the "Agreement") is made and entered into
as of        , 1996 by and between Champion Communication Services, Inc., a
Delaware corporation ("Champion"), and Nextel Communications, Inc., a Delaware corporation ("Buyer"), in connection with that certain Asset Purchase Agreement ("Purchase Agreement") dated as of , 1996, by and between Buyer and Champion.

                                   WITNESSETH

       WHEREAS, it is essential and necessary that Champion and Buyer agree that Champion shall not compete with Buyer in the business of providing a Specialized
Mobile Radio Service (SMR) in and about          as a licensee of the Federal
Communications Commission in order that Buyer may derive the full benefit of the asset and business purchases under the terms and conditions of the Purchase Agreement.

       NOW, THEREFORE, in consideration of the entering into the Purchase Agreement by Buyer and other good and valuable consideration paid to Champion, the receipt of which is hereby acknowledged, it is understood and agreed as follows:

       1. Scope. For a period of three (3) years from the Closing Date specified in the Purchase Agreement, Champion agrees (a) not to engage, either directly or indirectly (through ownership in or employment by any corporation, partnership, joint venture or any other entity, affiliate or relative), in the business of providing 800 MHz SMR service or the sale or maintenance of 800 MHz SMR subscriber equipment anywhere within seventy five (75) miles of the
           located in             and (b) not to solicit for any purpose
whatsoever any person or entity who was a customer of Champion as of the Closing Date specified in the Purchase Agreement. Notwithstanding the foregoing, however, Champion shall be entitled to continue to operate (a) on behalf of unaffiliated licensee, its 800 MHz community repeaters located at on 852.0375 and 854.3125 frequencies, and its 450-470 and 470-512 MHz communications systems and services, and (b) all community repeaters relating to any licenses described in Schedule 1 of the Purchase Agreement that are not purchased by Buyer. In addition, Champion shall be entitled to solicit any person or entity who was a customer of Champion as of the Closing Date specified in the Purchase Agreement for the purpose of marketing Champion's rental radios in all frequency bands.

       2. Consideration. The amount allocated to this Agreement is specified in the Purchase Agreement.

       3. Remedies. Champion acknowledges and agrees that the remedies at law for any breach of this covenant by Champion not to compete will be inadequate, and that Buyer shall be entitled to equitable relief.

       4. Construction. It is the agreement of the parties that the maximum protection available under the law shall be provided to Buyer by this Agreement to protect Buyer's interests in the Assets acquired by Buyer under the terms of the Purchase Agreement and that, if the restrictions hereby


CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION
imposed are held by any court to be unreasonably broad in duration, territory or scope, this Agreement shall be construed in such a manner so as to afford Buyer the fullest protection commensurate with making such restrictions enforceable under Illinois law.

       IN WITNESS WHEREOF, the parties hereto hereunder set their hands the day and year first above-written, intending hereby to become legally bound.


Champion Communication Services, Inc.         Nextel Communications, Inc.

By:                                           By:
   --------------------------------              ------------------------------

Name: David Terman                            Name:
                                                    ---------------------------
Title: President                              Title:
                                                    ---------------------------

                                   SCHEDULE 1
                                 SEARS LICENSES

           CALL SIGN               FREQUENCY                CHANNELS
           ---------               ---------                --------
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1
              *                       *                         1

*Channel on which this License is operating is only 65 miles clear


                        Confidential Treatment Requested
                        The Redacted Material Has Been
                        Filed With the Commission

Federal Communications Commission
Gettysburg, PA 17325-7245
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  YX TRUNKED SMRS                   License Issue Date: 09/05/1996
Call Sign:  *          File Number:  *       License Expiration Date: 09/03/2001
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          960905A   108   1  2Z
        CHAMPION COMMUNICATION SERVICES INC
        DAVID A TERMAN
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

----------------------------------------------------------------------------------------------------------------------------------
                                                Station Technical Specifications
----------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC    Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna        Antenna
I.D.      (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude      Longitude
----------------------------------------------------------------------------------------------------------------------------------
 A:           *            FB2       1         20K0F1D       125.000    450.000       181          448          *              *
                                               20K0F3E                           HAAT              446
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
              *            FB2       1         20K0F1D       125.000    450.000                    448
                                               20K0F3E
                           MO        750       20K0F1D        35.000     35.000
              *                                20K0F3E
      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY           STATE
A:            *            R                                              *                                   *               *

AREA OF OPERATION
SITE          *
----------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 2

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 800 MHz trunked and certain 900 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorizations automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Federal Communications Commission
Gettysburg, PA 17325-7248
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  YX TRUNKED SMRS                   License Issue Date: 09/05/1996
Call Sign:  *          File Number:  *       License Expiration Date: 09/03/2001
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          960905A   108   1  2Z
        CHAMPION COMMUNICATION SERVICES INC
        DAVID A TERMAN
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

----------------------------------------------------------------------------------------------------------------------------------
                                                Station Technical Specifications
----------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC    Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna        Antenna
I.D.      (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude      Longitude
----------------------------------------------------------------------------------------------------------------------------------
PAINTING AND LIGHTING SPECIFICATIONS
SITE     A: SEE ATTACHED FORM 715/715A PARAGRAPHS:                                  A H I

CONTROL POINTS:   *
CONTROL POINT PHONE:   *

SPECIAL CONDITIONS BY SITE
SITE   A: PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS
          IN LIEU OF L-856. LIGHTS SHALL EMIT A PEAK INTENSITY OF APPROXIMATELY
          2,000 CANDELAS AT NIGHT IN LIEU OF 4,000.

ADMIN NOTE:    SEE ATTACHED #14 "THE ISSUANCE OF THIS LICENSE RESULTED IN THE
CANCELLATION OF CALL SIGN  *

The latitude/longitude are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.










EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.

----------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 2

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 809 MHz trunked and certain 909 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorization automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Federal Communications Commission
Gettysburg, PA 17325-7245
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 10/30/1995
Call Sign:  *          File Number:  *       License Expiration Date: 10/30/2000
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          951030A   265   1  1Z
        CHAMPION COMMUNICATION SERVICES INC
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

----------------------------------------------------------------------------------------------------------------------------------
                                                Station Technical Specifications
----------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC    Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna        Antenna
I.D.      (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude      Longitude
----------------------------------------------------------------------------------------------------------------------------------

1:           *             FB2       1          20KOF3E      125.000    450.000       181         448            *             *
                                                                                 HAAT             448
             *                      70          20KOF3E       35.000     35.000


       TRANSMITTER STREET ADDRESS                                        CITY                                 COUNTY        STATE
             *                                                            *                                      *            *

AREA OF OPERATION
SITE  1:  *

PAINTING AND LIGHTING SPECIFICATIONS
SITE 1:  SEE ATTACHED FORM 715/715A PARAGRAPHS:                                  A H I

CONTROL POINTS: 1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE: 800-614-6500

ASSOCIATED CALLSIGN:               *

SPECIAL CONDITIONS BY SITE
SITE  1: PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS
         IN LIEU OF L-856. LIGHTS SHALL EMIT A PEAK INTENSITY OF APPROXIMATELY
         2,000 CANDELAS AT NIGHT IN LIEU OF 4,000.

ADMIN NOTE:     SEE ATTACHED #14

The latitude/longitude are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.

----------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 1

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 800 MHz trunked and certain 900 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorizations automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Federal Communications Commission
Gettysburg, PA 17325-7245
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 06/26/1996
Call Sign:  *          File Number:  *       License Expiration Date: 11/07/2000
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          960626M    35   1  2W
        CHAMPION COMMUNICATION SERVICES INC
        DAVID TERMAN
        1610 WOOD STAD COURT STE 330
        THE WOODLANDS TX  77380

                                                REGULATORY STATUS:  PMRS

----------------------------------------------------------------------------------------------------------------------------------
                                                Station Technical Specifications
----------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC    Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna        Antenna
I.D.      (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleva       To Tip      Latitude      Longitude
----------------------------------------------------------------------------------------------------------------------------------
 A:           *            FB2       1         20K0F3E       125.000    350.000       180          448          *              *
                                                                                 HAAT              448
              *                      70        20K0F3E       100.000     35.000
              *
H:            *                      10        20K0F3E       100.000     35.000
              *                                                                  HAAT                0
      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY           STATE
A:            *                                                           *                                   *               *
H:                                                                                                                            TX


AREA OF OPERATION
SITE          *

PAINTING AND LIGHTING SPECIFICATIONS
SITE    A:  SEE ATTACHED FORM 715/715A PARAGRAPHS:  A H I

CONTROL POINTS:  1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE:  713-362-0144

SPECIAL CONDITIONS BY SITE
SITE    A:  PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS IN LIEU OF L-856. LIGHTS SHALL EMIT A PEAK
            INTENSITY OF APPROXIMATELY 2,000 CANDELAS AT NIGHT IN LIEU OF 4,000.

ADMIN NOTE:   THE ISSUANCE OF THIS SYSTEM LICENSE RESULTED IN THE CANCELLATION OF LICENSE   *

The latitude/longitude are authorized in North American Datum 1927 (NAD27). Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.


----------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 2

                         -------------------------------------------------------
       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 800 MHz trunked
                         and certain 900 MHz station licenses cancel
                         automatically if not constructed within 1 year  2) IVDS
                         authorizations automatically cancel if service is not
                         made available in accordance with Section 95.833(a)
                         of the Commission's Rules  3) There are no time
                         limitations for placing GMRS stations in operation.
                         -------------------------------------------------------
                                                            FCC 574-L April 1995

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

Federal Communications Commission
Gettysburg, PA 17325-7248
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 12/14/1995
Call Sign:  *          File Number:  *       License Expiration Date: 12/04/2000
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          960723S     3   1  1A
        CHAMPION COMMUNICATION SERVICES INC
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

----------------------------------------------------------------------------------------------------------------------------------
                                                Station Technical Specifications
----------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC    Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna        Antenna
I.D.      (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude      Longitude
----------------------------------------------------------------------------------------------------------------------------------
 A:           *            B2        1         20K0F3E       125.000    220.000       180          448          *              *
                                                                                 HAAT              448
              *                      70        20K0F3E        35.00      10.000

      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY           STATE
A:            *                                                          *                                   *               *

AREA OF OPERATION
              *

PAINTING AND LIGHTING SPECIFICATIONS
SITE   A:  SEE ATTACHED FORM 715/715A PARAGRAPHS:   A H I

CONTROL POINTS:  1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE:  800-614-6500

SPECIAL CONDITIONS BY SITE
SITE   A:  PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS IN LIEU OF L-856. LIGHTS SHALL EMIT A PEAK
           INTENSITY OF APPROXIMATELY 2,000 CANDELAS AT NIGHT IN LIEU OF 4,000.

ADMIN NOTE:   SEE ATTACHED #14, "THE ISSUANCE OF THIS SYSTEM LICENSE RESULTED IN THE CANCELATION OF LICENSE WNDU776." THIS LICENSE
SUPERSEDES AND REPLACES PREVIOUS AUTHORIZATION OF SAME DATE AND FILE NUMBER TO SHOW SYSTEM LICENSE CLAUSE. ADR 7/23/96

The latitude/longitude are authorized in North American Datum 1927 (NAD27). Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S) SET OUT IN PART 2 OF THE COMMISSION'S RULES.

----------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 2

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 809 MHz trunked and certain 909 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorization automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Federal Communications Commission
Gettysburg, PA 17325-7248
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 07/08/1996
Call Sign:  *          File Number:  *       License Expiration Date: 07/08/2001
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          960708A   265   1  1W
        CHAMPION COMMUNICATION SERVICES INC
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

----------------------------------------------------------------------------------------------------------------------------------
                                                Station Technical Specifications
----------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC    Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna        Antenna
I.D.      (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude      Longitude
----------------------------------------------------------------------------------------------------------------------------------
 A:           *            FB2       1         20K0F3E       125.000    240.000       181          448          *              *
                                                                                 HAAT              448
              *            MO        70        20K0F3E        35.00      35.000

      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY           STATE
A:            *                                                          *                                   *               *

AREA OF OPERATION
SITE   A:  *

PAINTING AND LIGHTING SPECIFICATIONS
SITE   A:  SEE ATTACHED FORM 715/715A PARAGRAPHS:   A H I

CONTROL POINTS:  1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE:  800-614-6500

SPECIAL CONDITIONS BY SITE
SITE   A:  PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS IN LIEU OF L-856. LIGHTS SHALL EMIT A PEAK
           INTENSITY OF APPROXIMATELY 2,000 CANDELAS AT NIGHT IN LIEU OF 4,000.

The latitude/longitude are authorized in North American Datum 1927 (NAD27). Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S) SET OUT IN PART 2 OF THE COMMISSION'S RULES.

----------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 1

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 800 MHz trunked and certain 900 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorization automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Federal Communications Commission
Gettysburg, PA 17325-7248
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 02/15/1996
Call Sign:  *          File Number:  *       License Expiration Date: 09/13/2000
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          960216A   789   1  1Z
        CHAMPION COMMUNICATION SERVICES INC
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

----------------------------------------------------------------------------------------------------------------------------------
                                                Station Technical Specifications
----------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC    Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna        Antenna
I.D.      (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude      Longitude
----------------------------------------------------------------------------------------------------------------------------------
 1:           *            B2        1         20K0F3E       125.000    450.000       180          445          *              *
                                                                                 HAAT              445
              *                      70        20K0F3E        35.00      35.000
              *

      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY           STATE
              *                                                          *                                   *               *

AREA OF OPERATION
SITE   1:  *

PAINTING AND LIGHTING SPECIFICATIONS
SITE   A:  SEE ATTACHED FORM 715/715A PARAGRAPHS:   A H I

CONTROL POINTS:  1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE:  800-614-6500

SPECIAL CONDITIONS BY SITE
SITE   1:  PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS IN LIEU OF L-856. LIGHTS SHALL EMIT A PEAK
           INTENSITY OF APPROXIMATELY 2,000 CANDELAS AT NIGHT IN LIEU OF 4,000.

The latitude/longitude are authorized in North American Datum 1927 (NAD27). Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S) SET OUT IN PART 2 OF THE COMMISSION'S RULES.

----------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 1

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 809 MHz trunked and certain 909 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorization automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

FEDERAL COMMUNICATIONS COMMISSION
GETTYSBURG, PA 17325-7245

                             RADIO STATION LICENSE
Licensee Name: CHAMPION COMMUNICATION SERVICES INC

Radio Service GX   CONVENTIONAL SMR         License Issue Date: 02/15/1996
Call Sign:  *         File Number:  *       License Expiration Date: 09/27/2000
Frequency Advisory No.: Service Area
                                                                  Pagers ******

                                     960216A    784    1    1Z

                CHAMPION COMMUNICATION SERVICES INC
                1610 WOODSTEAD CT STE 330
                THE WOODLANDS    TX    77380

                                         REGULATORY STATUS:  PMRS

---------------------------------------------------------------------------------------------------------------------
                        Station Technical Specifications
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                        Output
FCC     Frequencies   Station   No. of      Emission     Power     E.R.P.    Ground   Ant. Hgt.   Antenna   Antenna
I.D.       (MMz)       Class    Units      Designator   (Watts)    (Watts)    Eleva    To Tip     Latitude  Longitude
---------------------------------------------------------------------------------------------------------------------
1:          *          FB2        1        20KOF3E      125.000    450.000    181       448          *          *
                                                                           HAAT         448
            *           70                 20KOF3E      100.000     35.000
            *

        TRANSMITTER STREET ADDRESS                                  CITY                           COUNTY      STATE
1:          *                                                         *                              *          *


AREA OF OPERATION
SITE  1:    *

PAINTING AND LIGHTING SPECIFICATIONS
SITE  1: SEE ATTACHED FORM 715/715A PARAGRAPHS:   A H I

CONTROL POINTS: 1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE: 800-614-6500

SPECIAL CONDITIONS BY SITE
SITE  1: PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS
         IN LIEU OF L-856. LIGHTS SHALL EMIT A PEAK INTENSITY OF APPROXIMATELY 2,000 CANDELAS AT NIGHT IN LIEU OF 4,000.

The latitude/longitude are authorized in North American Datum 1927 (NAD27). Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.

                                                              PAGE 1 OF 1

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 809 MHz trunked and certain 909 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorization automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Federal Communications Commission
Gettysburg, PA 17325-7245
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 06/17/1996
Call Sign:  *          File Number:  *       License Expiration Date: 02/15/2001
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          960617M   334   1  1W
        CHAMPION COMMUNICATION SERVICES INC
        DAVID A TERMAN
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

------------------------------------------------------------------------------------------------------------------------------------
                                                  Station Technical Specifications
------------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC      Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna       Antenna
I.D.        (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude     Longitude
------------------------------------------------------------------------------------------------------------------------------------
 A:           *            FB2       1         20K0F3E        75.000    120.000       180          448          *             *
                                                                                 HAAT              448
              *            MO        70        20K0F3E        35.000     35.000
              *
 H:           *            FX1       10        20K0F3E        35.000     35.000
              *                                                                  HAAT                0

      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY          STATE
A:            *                                                           *                                   *              *
H:

AREA OF OPERATION
SITE          *

CONTROL POINTS: 1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE: 713-362-0144

ADMIN NOTE:    SEE ATTACHED #14

The latitude/longitude are authorized in North American Datum 1927 (NAD27). Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S) SET OUT IN PART 2 OF THE COMMISSION'S RULES.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 1

                         ------------------------------------------------------
       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 809 MHz trunked
                         and certain 900 MHz station licenses cancel
                         automatically if not constructed within 1 year  2) IVDS
                         authorizations automatically cancel if service is not
                         made available in accordance with Section 95.833(a)
                         of the Commission's Rules  3) There are no time
                         limitations for placing GMRS stations in operation.
                         ------------------------------------------------------
                                                            FCC 574-L April 1995

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

Federal Communications Commission
Gettysburg, PA 17325-7248
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 06/17/1996
Call Sign:  *          File Number:  *       License Expiration Date: 06/17/2001
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          960617A   333   1  1W
        CHAMPION COMMUNICATION SERVICES INC
        DAVID A TERMAN
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

------------------------------------------------------------------------------------------------------------------------------------
                                                  Station Technical Specifications
------------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC      Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna       Antenna
I.D.        (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude     Longitude
------------------------------------------------------------------------------------------------------------------------------------
 A:           *            FB2       1         15K0F2D       125.000    450.000       180          448          *             *
                                               20K0F1D                           HAAT              448
                                               20K0F3E
              *            MO        70        15K0F2D       100.000     35.000
              *                                20K0F1D
                                               20K0F3E
 H:           *                      10        15K0F2D       100.000     56.000
              *                                20K0F1D                           HAAT                0
                                               20K0F3E

      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY          STATE
 A:           *                                                          *                                   *              *
 H:                                                                                                                         *

AREA OF OPERATION
SITE  A:      *

CONTROL POINTS:  1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE:  713-362-0144

ADMIN NOTE:  THE ISSUANCE OF THIS SYSTEM LICENSE RESULTED IN THE CANCELLATION OF LICENSE KBL844.

The latitude/longitude are authorized in North American Datum 1927 (NAD27). Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S) SET OUT IN PART 2 OF THE COMMISSION'S RULES.

------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 1

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 809 MHz trunked and certain 909 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorization automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

                                   SCHEDULE 2
                                 Other License
--------------------------------------------------------------------------------

Call Sign               Frequency            Channels           Location          Purchase Price
---------               ---------            --------           --------          --------------
   *                        *                   1                   *                   *
   *                        *                   1                   *                   *
   *                        *                   1                   *                   *
   *                        *                   1                   *                   *
   *                        *                   1                   *                   *

--------------------------------------------------------------------------------

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

Federal Communications Commission
Gettysburg, PA 17325-7245
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 11/13/1995
Call Sign:  *          File Number:  *       License Expiration Date: 11/10/1997
Frequency Advisory No./Service Area:  *
                                                                  Pagers -******

                                          951114A   264   1  1Z
        CHAMPION COMMUNICATION SERVICES INC
        DAVID TERMAN
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

------------------------------------------------------------------------------------------------------------------------------------
                                                  Station Technical Specifications
------------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC      Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna       Antenna
I.D.        (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude     Longitude
------------------------------------------------------------------------------------------------------------------------------------
1:           *            FB2        1         20KOF3E       125.000    225.000       238          79          *              *
                                                                                HAAT              101
             *                       70        20KOF3E        35.000     35.000
         821.00000

       TRANSMITTER STREET ADDRESS                                        CITY                                 COUNTY         STATE

1:           *

AREA OF OPERATION
SITE  1:     *

PAINTING AND LIGHTING SPECIFICATIONS
SITE  1:  SEE ATTACHED FORM 715/715A PARAGRAPHS:                            1         312          21

CONTROL POINTS: 1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE: 807-614-6500

ADMIN NOTE:      SEE ATTACHED #14

The latitude/longitude are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.









EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 1


       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 800 MHz trunked and certain 900 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorizations automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Item 2852704                       10:18                          Page 1

From:      PCIA600 Pcia600 Mailbox

To:       JONES.JEAN                          Jean Jones, Champion Comm.

cc:       JONES.JEAN                          Jean Jones, Champion Comm.

Subject:  961220011 ** Champion Communi

Control #: 961220011  ** Champion Communication Services, Inc.

Your Reference # 00042IL800
Received Electronically  . . . . . . . . . . . . . . . . 5/01/1996
Application Received in Coordination . . . . . . . . . . 5/07/1996
Application Being Processed by . . . . . . . . . . . . . Clarissa Meyers
E-Mail Address of Coordinator  . . . . . . . . . . . . . Meyers.C
Coordinated  . . . . . . . . . . . . . . . . . . . . . . 5/28/1996
Frequency    Class   Units   City     St   AAT   Elev   Ant   Latitude
                                                             Longitude
   *          FB2       1     *       *    125   264    125      *
                                                                 *
   *          MO       70                                        *
                                                                 *
   *          FX1       1                                        *
                                                                 *
    Date      A/R Transaction                              Amount
  5/28/96     FEE FOR FCC CHECK                              1.00
  5/28/96     FCC CHECK WRITTEN                             45.00
  5/28/96     PCIA COORDINATION                             38.00
  5/28/96     PCIA COORDINATION                             89.00


                              *


                              *

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

FEDERAL COMMUNICATIONS COMMISSION
GETTYSBURG, PA 17325-7245

                             RADIO STATION LICENSE
--------------------------------------------------------------------------------

Licensee Name: CHAMPION COMMUNICATION SERVICES INC

Radio Service: GX   CONVENTIONAL SMR             License Issue Date: 09/27/1995
Call Sign:  *         File Number:  *       License Expiration Date: 09/27/2000
Frequency Advisory No./Service Area: 0447450002
                                                                 Pagers -******

                                     950928A    751    1    1Z

                CHAMPION COMMUNICATION SERVICES INC
                DAVID TERMAN
                1610 WOODSTEAD CT STE 330
                THE WOODLANDS    TX    77380

                                         REGULATORY STATUS:  PMRS

---------------------------------------------------------------------------------------------------------------------
                                                Station Technical Specifications
---------------------------------------------------------------------------------------------------------------------
                                                        Output
FCC     Frequencies   Station   No. of      Emission     Power     E.R.P.    Ground   Ant. Hgt.   Antenna   Antenna
I.D.       (MMz)       Class    Units      Designator   (Watts)    (Watts)    Eleva    To Tip     Latitude  Longitude
---------------------------------------------------------------------------------------------------------------------
1:          *          FB2        1        20KOF3E      125.000    178.000    262       125          *          *
                                                                           HAAT         125
            *           MO       70        20KOF3E       35.000     35.000
            *

        TRANSMITTER STREET ADDRESS                                  CITY                           COUNTY      STATE
1:          *                                                         *                              *          *


AREA OF OPERATION
SITE 1:    *

PAINTING AND LIGHTING SPECIFICATIONS
SITE 1: SEE ATTACHED FORM 715/715A PARAGRAPHS:   1 3 4 13 21

CONTROL POINTS: 1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE: 800-614-6500

ASSOCIATED CALLSIGN: *


ADMIN NOTE:    SEE ATTACHED #14

The latitude/longitude are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.


EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
---------------------------------------------------------------------------------------------------------------------

                                                              PAGE 1 OF 1

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 809 MHz trunked and certain 909 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorization automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Federal Communications Commission
Gettysburg, PA 17325-7245
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMRS              License Issue Date: 09/10/1996
Call Sign:  *          File Number:  *       License Expiration Date: 09/10/2001
Frequency Advisory No./Service Area: 961500007
                                                                  Pagers -******

                                          960911A   262   1  1Z
        CHAMPION COMMUNICATION SERVICES INC
        DAVID TERMAN
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

------------------------------------------------------------------------------------------------------------------------------------
                                                  Station Technical Specifications
------------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC      Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna       Antenna
I.D.        (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleve       To Tip      Latitude     Longitude
------------------------------------------------------------------------------------------------------------------------------------
 A:           *            FB2       1         15K0F2D       125.000    188.000       239           72          *             *
                                               20K0F1D                           HAAT               72
                                               20K0F3E
              *                      70        15K0F2D        10.000     10.000
              *                                20K0F1D
                                               20K0F3E
 H:           *                      10        15K0F2D        10.000     10.000
              *                                20K0F1D                           HAAT                0
                                               20K0F3E

      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY          STATE
A:            *                                                           *                                   *              *
H:                                                                                                                            TX

AREA OF OPERATION
SITE      A:   *

PAINTING AND LIGHTING SPECIFICATIONS
SITE      A:   SEE ATTACHED FORM 715/715A  PARAGRAPHS:       1    3    12     21

CONTROL POINTS: 1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE: 713-362-0144

ADMIN NOTE:  SEE ATTACHED #14

The latitude/longitude are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 1

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 800 MHz trunked and certain 900 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorizations automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

Federal Communications Commission
Gettysburg, PA 17325-7245
                             RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name:  CHAMPION COMMUNICATION SERVICES INC

Radio Service:  GX CONVENTIONAL SMR               License Issue Date: 11/03/1995
Call Sign:  *          File Number:  *       License Expiration Date: 11/03/2000
Frequency Advisory No./Service Area:
                                    *                             Pagers -******

                                          951103A   381   1  1Z
        CHAMPION COMMUNICATION SERVICES INC
        1610 WOODSTEAD CT STE 330
        THE WOODLANDS  TX  77380

                                                REGULATORY STATUS:  PMRS

------------------------------------------------------------------------------------------------------------------------------------
                                                  Station Technical Specifications
------------------------------------------------------------------------------------------------------------------------------------
                                                              Output
FCC      Frequencies     Station    No. of     Emission       Power      E.R.P.      Ground     Ant. Hgt.    Antenna       Antenna
I.D.        (MHz)         Class     Units     Designator     (Watts)    (Watts)      Eleva       To Tip      Latitude     Longitude
------------------------------------------------------------------------------------------------------------------------------------
 1:           *            FB2       1         20K0F3E       125.000    240.000       241           78          *             *
                                                                                 HAAT               78
              *                      70        20K0F3E        35.000
              *

      TRANSMITTER STREET ADDRESS                                         CITY                              COUNTY          STATE
 1:           *                                                          *                                   *              *

AREA OF OPERATION
SITE   1:  *

PAINTING AND LIGHTING SPECIFICATIONS
SITE   1:  SEE ATTACHED FORM 715/715A PARAGRAPHS:   1 3 12 21 22

CONTROL POINTS:  1610 WOODSTEAD CT STE 330 THE WOODLANDS TX
CONTROL POINT PHONE:  800-614-6500

The latitude/longitude are authorized in North American Datum 1927 (NAD27). Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.

------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 1 OF 1

       FEDERAL           This authorization becomes invalid and must be returned
[SEAL] COMMUNICATIONS    to the Commission if the stations are not placed in
       COMMISSION        operation within eight months, unless an extension of
                         time has been granted. EXCEPTIONS: 1) 800 MHz trunked and certain 900 MHz station licenses cancel automatically if not constructed within 1 year 2) IVDS authorizations automatically cancel if service is not made available in accordance with Section 95.833(a) of the Commission's Rules 3) There are no time limitations for placing GMRS stations in operation.
                                                            FCC 574-L April 1995

CONFIDENTIAL TREATMENT REQUESTED
THE REDACTED MATERIAL HAS BEEN
FILED WITH THE COMMISSION

                                   SCHEDULE 3

                        REPEATER AND ANCILLARY EQUIPMENT

STATE      TX FREQ     A/S #     CR NAME       MODEL #       SERIAL #      ANCILLARY
-----      -------     -----     -------       -------       --------      ---------
  *           *       00284A        *        C75RCB6105BY    RT525B           NO
  *           *       00284A        *        C75RCB6105BY    TT501K           NO
  *           *       00284A        *        C75RCB6105BY    TT528K           NO
  *           *       00284A        *        C75RCB6105BY    UT538H           NO
  *           *       00284A        *        C75RCB6105BY    TT538S           NO
  *           *       00284A        *        C75RCB6105BY    TT537S           NO
  *           *       00284A        *        C75RCB6105BY    RT5234           NO
  *           *       00284A        *        C75RCB6105BY    409BCG0007       NO
  *           *       00284A        *        C75RCB6105BY    409CCL0040       NO
  *           *       00284A        *        C75RCB6105BY    409CCN0008       NO
  *           *       00284A        *        C75RCB6105BY    409CCS0004       NO
  *           *       00284A        *        C75RCB6105BY    409CCS00015      NO
  *           *       00284A        *        C75RCB6105BY    409CCS0003       NO
  *           *       00284A        *        C75RCB6105BY    409CCS0004       NO
  *           *       00284A        *        C75RCB6105BY    409CCS0011       NO
  *           *       00284A        *        T5365A          225CWH0219       NO
  *           *       00284A        *        T5365A          225CWH0220       NO
  *           *       00284A        *        T5365A          225CWH0221       NO
  *           *       00284A        *        T5365A          225CSH0222       NO
  *           *       00284A        *        T5365A          225CWH0223       NO
  *           *       00740A        *        C75RCB6105BY    409CCA0022       NO
  *           *       00740A        *        C75RCB6105BY    409CCQ0026       NO
  *           *       00741A        *        C75RCB6105BY    409CDG0004       NO
  *           *       00268A        *        C75RCB6105BY    409CCS0022      YES
  *           *       00303A        *        C75RCB6105BY                    YES

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                                  SCHEDULE 4

                   CUSTOMER LIST AND FINANCIAL INFORMATION

ACCT NO.  CUSTOMER   CR NAME    UNITS      MO. REV.      MO. RENT       0-30       31-60        61-90      90+      BALANCE
--------  --------   -------    -----      --------      --------     --------    --------    --------    -----     --------
 M07595      *          *         7          105.00                       0.00        0.00        0.00     0.00         0.00
 M07986      *          *         8          136.00                       0.00        0.00      428.40     0.00       428.40
 M00030      *          *        13          195.00                       0.00        0.00        0.00     0.00         0.00
                        *        28          436.00        390.00         0.00        0.00      428.40     0.00       428.40
                        *         1            0.00                       0.00        0.00        0.00     0.00         0.00
 M05258      *          *        14          210.00                       0.00        0.00        0.00     0.00         0.00
 M05752      *          *        26          442.00                       0.00        0.00        0.00     0.00         0.00
                        *        41          652.00        390.00         0.00        0.00        0.00     0.00         0.00
 M05486      *          *        23          345.00                       0.00        0.00        0.00     0.00         0.00
                        *        23          345.00        390.00         0.00        0.00        0.00     0.00         0.00
 M05262      *          *         8          128.00                       0.00        0.00        0.00     0.00         0.00
 M05254      *          *         4           64.00                       0.00        0.00      403.20     0.00       403.20
 M09465      *          *         4           64.00                       0.00        0.00        0.00     0.00         0.00
                        *        16          256.00        390.00         0.00        0.00      403.20     0.00       403.20
 M06333      *          *         7          112.00                       0.00        0.00        0.00     0.00         0.00
 M08558      *          *         1          600.00                   1,260.00        0.00     (537.60)    0.00       722.40
                        *         8          712.00        390.00     1,260.00        0.00     (537.60)    0.00       722.40
 M07289      *          *         8          136.00                       0.00        0.00        0.00     0.00         0.00
 M07219      *          *         4           60.00                       0.00        0.00        0.00     0.00         0.00
 M05761      *          *        13          195.00                       0.00        0.00        0.00     0.00         0.00
 M05857      *          *        16          240.00                       0.00    1,512.00    2,469.60     0.00     3,981.60
 M05921      *          *        14          210.00                       0.00        0.00      661.50     0.00       661.50
 M06766      *          *         3           45.00                       0.00        0.00      141.75     0.00       141.75
                        *        58          886.00        390.00         0.00    1,512.00    3,272.85     0.00     4,784.85
 M05500      *          *         6          102.00                       0.00        0.00        0.00     0.00         0.00
 M05621      *          *         4           68.00                      71.40        0.00      107.10     0.00       178.50
 M05435      *          *         9          153.00                       0.00        0.00        0.00     0.00         0.00
                        *        19          323.00        390.00        71.40        0.00      107.10     0.00       178.50
 M05604      *          *         8          120.00                       0.00        0.00      378.00     0.00       378.00
                        *         8          120.00        390.00         0.00        0.00      378.00     0.00       378.00
 M05393      *          *        18          270.00                       0.00        0.00    1,701.00     0.00     1,701.00
 M07900      *          *         7          150.00                       0.00        0.00        0.00     0.00         0.00
                        *        25          375.00        390.00         0.00        0.00    1,701.00     0.00     1,701.00
 M07690      *          *        30          510.00                       0.00        0.00        0.00     0.00         0.00
 M06635      *          *         7          105.00                     330.75        0.00        0.00     0.00       330.75

Confidential Treatment Requested    SCHEDULE 4
The Redacted Material Has Been
Filed With the Commission

                    CUSTOMER LIST AND FINANCIAL INFORMATION

 ACCT #   CUSTOMER   CR NAME    UNITS      MO. REV.      MO. RENT       0-30       31-60        61-90       90+       BALANCE
--------  --------   -------    -----      --------      --------     --------    --------    --------    -------     -------
                        *        37          615.00        390.00       330.75       0.00         0.00       0.00      330.75
M05852       *          *         6           96.00                       0.00       0.00         0.00       0.00        0.00
M07572       *          *         6           96.00                       0.00       0.00         0.00       0.00        0.00
M09877       *          *         5           85.00                     267.75       0.00       328.13    (372.75)     223.13
M05803       *          *         6           96.00                       0.00       0.00         0.00     859.60      859.60
M05485       *          *        36          576.00                       0.00       0.00         0.00       0.00        0.00
M09582       *          *         6          108.00                       0.00     340.20         0.00     614.08      954.28
M05390       *          *        21          336.00                       0.00       0.00       655.20     504.00    1,159.20
M05823       *          *         3           48.00                       0.00       0.00         0.00       0.00        0.00
                        *        89        1,441.00        390.00       267.75     340.20       983.33   1,604.93    3,196.21
M05343       *          *        15          255.00                     803.25       0.00         0.00       0.00      803.25
M08273       *          *        17            0.00                       0.00       0.00         0.00       0.00        0.00
                        *        32          255.00        390.00       803.25       0.00         0.00       0.00      803.25
M05819       *          *        60          960.00                       0.00       0.00     3,024.00      24.00    3,048.00
                        *        60          960.00        390.00         0.00       0.00     3,024.00      24.00    3,048.00
M09999       *          *         8          136.00                     467.25       0.00         0.00       0.00      467.25
M05734       *          *         4           60.00                       0.00       0.00         0.00       0.00        0.00
                        *        12          196.00        390.00       467.25       0.00         0.00       0.00      467.25
                        *         0            0.00                                                                      0.00
                        *         0            0.00        390.00         0.00       0.00         0.00       0.00        0.00
M05518       *          *        15          225.00                       0.00       0.00     1,417.50       0.00    1,417.50
M05812       *          *         9          135.00                       0.00       0.00         0.00      94.50       94.50
                        *        24          360.00        390.00         0.00       0.00     1,417.50      94.50    1,512.00
M05523       *          *        23          391.00                       0.00       0.00     2,463.30     289.80    2,753.10
M05769       *          *         6          102.00                       0.00       0.00         0.00       0.00        0.00
M07947       *          *         3            0.00                       0.00       0.00       127.59    (129.89)      (2.30)
M07947       *          *         3           40.50                       0.00       0.00         0.00       0.00        0.00
M05403       *          *         7          119.00                       0.00       0.00       749.70       0.00      749.70
                        *        42          652.50        390.00         0.00       0.00     3,340.59     159.91    3,500.50
M09952       *          *         7          140.00                     519.75       0.00         0.00       0.00      519.75
M06016       *          *         5           80.00                       0.00       0.00         0.00       0.00        0.00
M05386       *          *         8          120.00                       0.00       0.00         0.00     624.38      624.38
M07241       *          *         6           90.00                       0.00       0.00       283.50     634.00      917.50
                                 26          430.00        390.00       519.75       0.00       283.50   1,258.38    2,061.63
                                                                                                                         0.00

Confidential Treatment Requested    SCHEDULE 4
The Redacted Material Has Been
Filed With the Commission

                    CUSTOMER LIST AND FINANCIAL INFORMATION

 ACCT #   CUSTOMER   CR NAME    UNITS      MO. REV.      MO. RENT       0-30       31-60        61-90      90+       BALANCE
--------  --------   -------    -----      --------      --------     --------    --------    --------    -----      --------
                        *         0          0.00         390.00        0.00       0.00         0.00       0.00       0.00
MP5279       *          *        15        240.00                       0.00       0.00         0.00       0.00       0.00
MP9951       *          *         3         60.00                       0.00       0.00         0.00       0.00       0.00
M06212       *          *         3         45.00                     141.75       0.00         0.00       0.00     141.75
M05417       *          *        17        255.00                       0.00       0.00         0.00       0.00       0.00
                        *        38        600.00         390.00      141.75       0.00         0.00       0.00     141.75
M07713       *          *         7         87.50                       0.00       0.00         0.00       0.00       0.00
                        *         7         87.50         235.00        0.00       0.00         0.00       0.00       0.00
MO5797       *          *        15        225.00                       0.00       0.00         0.00       0.00       0.00
                        *        15        225.00         235.00        0.00       0.00         0.00       0.00       0.00
MO7799       *          *         2         27.00                       0.00       0.00         0.00       0.00       0.00
                        *         2         27.00         235.00        0.00       0.00         0.00       0.00       0.00
             *          *         1          0.00                       0.00       0.00         0.00       0.00       0.00
MO5486       *          *         5         70.00                       0.00       0.00         0.00       0.00       0.00
MO5857       *          *        28        392.00                       0.00       0.00         0.00       0.00       0.00
MO5476       *          *        11        154.00                       0.00       0.00         0.00       0.00       0.00
                        *        45        616.00         235.00        0.00       0.00         0.00       0.00       0.00
                        *         0          0.00
                        *         0          0.00         340.00        0.00       0.00         0.00       0.00       0.00
              GRAND TOTAL       655     10,570.00       8,740.00    3,861.90   1,852.20    14,801.87   3,141.72  23,657.69

           ANNUALIZED REVENUE          126,840.00


                                   SCHEDULE 5

                                  OTHER ASSETS

Quantity                Description             Model #          Serial #
--------                -----------             -------          --------
   1                         *                   T5198A          495CVJ0024
   1                         *                    N/A              N/A
   1                         *                    N/A              N/A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                                   Schedule 6

                                   Contracts

        All contracts with users of the Channels as of the Closing Date, whether now or hereafter existing. The form of contract Seller will execute in the future with its users is attached to this Schedule 6 as Exhibit 6-A and copies of all contracts currently existing are attached to this Schedule as
Exhibit 6-B.

                                                                    EXHIBIT 6-A

                         CHAMPION COMMUNICATION SERVICES, INC. (CCSI)

-------------------------------------------------------------------------------------------------------
                                   Subscription Agreement
-------------------------------------------------------------------------------------------------------

Salesperson                                 Dealer                   Client Acct. #
            -----------------------------         ------------------                -------------------

Client hereby agrees to subscribe, from CCSI ("Company"), to the Trunking communication services
("Service") listed below under the terms and conditions set forth herein and on the reverse side of this Agreement.

Client Name                                       Mail Invoice to: (If different from Business Address)
                 -----------------------------
Business Contact                                  Billing Contact
                 -----------------------------                    -------------------------------------
Business Address                                  Business Address
                 -----------------------------                     ------------------------------------
City             State       Zip                  City               State             Zip
    ------------       ------    -------------         -------------       ----------      ------------
Phone                Fax                          Phone                      Fax
     --------------      ---------------------          -------------------       ---------------------
Estimated Effective Date                          Billing Cycle       Q          S          A
                         ---------------------                          --------   --------   ---------
System Type: UHF/TBAND    800 MHz     Other       S.I.C. Code
                       ---        ---      ---                 ----------------------------------------

-------------------------------------------------------------------------------------------------------
                                       Billing Information
-------------------------------------------------------------------------------------------------------


-------------------------------------------
       Site           Fleet/Subfleet           Quantity          Unit Rate Per Month      User Charge
-------------------------------------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                                            Subtotal    $
                                                                                           ------------
Payable In Advance:       Annually           (subtotal x 12)               $
                                                                             --------------------------
                          Semi-Annually      (subtotal x 6)                $
                                                                             --------------------------
                          Quarterly          (subtotal x 3)                $
                                                                             --------------------------
                                             Activation Fee:               $
                                                                             --------------------------
                                             Tax:                          $
                                                                             --------------------------
                                             Amount Due with Contracts:    $
                                                                             --------------------------

-------------------------------------------------------------------------------------------------------
                                     Client Approval
-------------------------------------------------------------------------------------------------------

The undersigned hereby acknowledges and represents that (i) he/she has read both sides of this
Agreement, (ii) he/she understands and agrees to all of the terms, conditions and provisions contained herein; and (iii) he/she has the authority to execute this Agreement on behalf of the Client.

NON-RECEIPT OF INVOICE DOES NOT RELIEVE CLIENT FROM THE OBLIGATION TO PAY USER CHARGES DUE UNDER
THIS AGREEMENT.

Approved By (Please Print)                               (Title)                  Date
                           -----------------------------         ---------------       ----------------
Signature
           ---------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    Dealer Information
-------------------------------------------------------------------------------------------------------

Dealer Name:                                      Phone #:
                ------------------------------             --------------------------------------------
Address:                                          Fax #:
                ------------------------------             --------------------------------------------
City/State/Zip:                                   Contact:
                ------------------------------             --------------------------------------------

                                                                     EXHIBIT 6-A

                               TERMS OF AGREEMENT

        Whereas Champion Communication Services, Inc. (CCSI) is engaged in providing private mobile radio service as authorized by the Federal Communications Commission and, as such, shall own, operate and maintain the Trunking system at the location given on the reverse side hereof and is willing to contract for the provision of said service, and

        Whereas Client identified on the reverse side has or will receive as appropriate license from the Federal Communications Commission, wishes to obtain the service provided by CCSI and acknowledges that CCSI has no legal obligation to provide such service except as provided by this Agreement.

        Now therefore, CCSI and Client agree as follows:

        1. Payment, Terms and Renewal. (a) During the initial term and each successive term of this agreement, Client agrees to pay for the Service (in advance) by making timely payment of each installment of the User Charge provided for on the front side hereof. The payment date for payments to be made "annually" shall be made on or before the date on which the initial term or any successive term commences hereunder ("commencement date"); the payment date for payments to be made "semi-annually" shall be made on or before the commencement date and on or before the day commencing the seventh month next following the commencement date, and the payment date for payments to be made "quarterly" shall be made on or before the commencement date and on or before date commencing the fourth, the seventh, and the tenth month next following the commencement date. Client understands that, subject to prior termination hereunder, the commencement of each term or successive term obligates Client to make all payments due hereunder during the remaining term. The initial term of this agreement shall be for twelve consecutive months following the commencement date. The initial term (and any extended term) shall be automatically extended for an additional term of twelve consecutive months following the anniversary of the date commencing such initial or extended term, UNLESS one party gives the other party, at least thirty (30) days prior to the end of the term or extended term, written notice of its intent to terminate this agreement.

        2. Chance of User Charge/Prior Termination. CCSI may increase, prospectively, the user charge payable hereunder for the Service, at any time and from time to time, provided CCSI gives Client at least sixty (60) days' notice ("change notice") stating the new user charge and the date upon which it will become effective ("change date"). If Client receives a change notice hereunder, Client may thereafter terminate this agreement as of the date immediately prior to the change date, provided Client gives CCSI notice, at least thirty (30) days prior to the change date, of Client's intent to terminate this agreement by reason of the change notice. CCSI may, at any time and from time to time, either terminate this Agreement or temporarily discontinue the Service, without incurring liability or obligation to Client, provided CCSI gives Client notice ("termination notice") of its intent to take such action and of the date ("termination date") on which the action will take effect. If CCSI terminates this agreement for a breach of this agreement and CCSI ("for cause"), such termination shall terminate and relieve CCSI of its obligation to provide the Service after the termination date, but shall neither terminate nor relieve Client of its obligation to make payments thereafter due hereunder through the end of the term in effect on the termination date. In the event of a prior termination of this agreement by CCSI (other than for cause) or by Client, CCSI shall refund to Client any user charges prepaid by Client for and attributable to the time period after the change date or the termination date, as applicable. In the event of a prior termination of this agreement by CCSI for cause, CCSI shall have no obligation to refund to Client any user charges prepaid by Client for and attributable to the time period after the termination and may enforce any and all other remedies against Client as are available under this agreement or otherwise.

        3. Modifications. Client must notify CCSI of the increase or decrease in unit count. If when the Client modifies its unit count, the Service Term shall be automatically renewed for a period of twelve (12) months. If the Client's equipment is lost, stolen or destroyed, the Client must notify CCSI in writing within 30 days and the Client is responsible for all service charges until such notice is reported to CCSI.

        4. Assign; Subcontract. This Agreement is a privilege for the personal benefit of Client and may not be assigned in whole or in part by Client to any other person. CCSI reserves the right to subcontract any of its obligations hereunder.

        5. System Access Codes/Unauthorized Use. CCSI owns and shall retain the exclusive right to issue, modify, withdraw or remove, with or without cause, all or any of the codes used to gain access to the Service ("Service Access Codes"). Client shall not have (and expressly disclaims) any present or future right or claim of right with respect to System Access Codes, and no such right or claim of right shall be implied or otherwise arise as a result of this agreement. Client agrees to make all units available for modification, change, withdrawal or removal of System Access Codes at any time requested (verbally or in writing) and immediately after being requested, by CCSI.

        6. Client Covenants. Client agrees (a) to observe and abide by all applicable statutes, laws, ordinances, rules and regulations, including those imposed by the Federal Communications Commission; (b) to operate its equipment so as not to cause undue interference with any other Clients using the Trunking system (the "system") identified on the reverse side; (c) not to use more units on the system than the number of units (the "authorized units") specifically authorized on the reverse side, or make any other use of the system not specifically authorized by CCSI hereunder ("unauthorized use"); (d) to not permit any person or entity under its control, employ, or with whom it is in a contractual or other relationship, to use more than the authorized units on, or to engage in any unauthorized use of, the system; and (e) if Client learns of any such coverage or other form of unauthorized use of the system by any person or entity, to notify CCSI immediately of the circumstances thereof.

        7. Coverage. Client acknowledges 100 percent coverage of any area at all times is improbable. Experience with actual field conditions and from tests made indicate adverse propagation conditions, such as short term unpredictable meteorological effects and sky wave interference from distant stations, can interrupt service at times. Other causes beyond reasonable control of CCSI are motor ignition, and other electrical noise that could be minimized by corrective devices at Client's expense. Satisfactory communication performance is generally viewed as intelligible reception over rolling terrain approximately 90 percent of the time. Any surveys, if provided, are to indicate general parameters or expected coverage, subject to previous mentioned conditions, and are not binding as an exact representation of coverage.

        8. Breach and Remedies. Time is of the essence in the performance of this agreement, and, subject to Sections 1 and 2 hereof, Client is and shall remain liable for all user charges and other applicable costs through the end of the term hereof. If, (a) Client fails to make any payment required hereunder when due or fails the full amount owed upon any acceleration hereunder, or (b) Client fails to pay when due any cost, expense, reimbursement or other amount payable hereunder, or (c) Client fails to timely perform any term, covenant or agreement contained herein, or (d) Client becomes insolvent, makes or attempts to make an assignment or other arrangement for the benefit of its creditors, or
(e) client becomes, in CCSI's judgment, unable to make payments required hereunder when due or CCSI deems itself insecure with respect to Client's timely performance of its obligations hereunder, including its payment obligations, then CCSI shall have the right, upon notice to Client thereof ("default notice"), to terminate all of CCSI's obligations under this agreement and to discontinue the Service to Client. Upon delivery of any default notice to Client, (i) Client shall immediately cease using the Service and the Access Codes, (ii) all user charges then thereafter due and owing to CCSI through the end of the term shall be accelerated, and shall become immediately due and payable, without notice or presentment, acceleration or other demand, the right to such notice or demand being hereby expressly waived by Client, and (iii) Client shall automatically become liable for and shall pay all sums due and owing CCSI, including accelerated user charges, interest on past due amounts, and other charges payable hereunder. Client shall pay CCSI a charge of $25.00 for any check or other instrument tendered to CCSI by Client returned to CCSI as unpaid for any reason, and following any such return, CCSI may require
Client to make payment hereunder in cash, by money order, by confirmed wire transfer, or by any other similarly secure form of payment. Interest shall accrue and be payable by Client on all past due accounts at the highest rate allowed under applicable law or at eighteen percent (18%) per annum, compounded daily, whichever is the lesser rate. Upon any breach or default hereunder, CCSI shall have the right to retain all payments theretofore made hereunder without obligation to Client and to impose a charge of $50.00 for disconnecting and an additional charge of $50.00 for reconnecting the Service. All rights and remedies of CCSI hereunder are cumulative of and not in lieu of all other rights and remedies available to CCSI at law or in equity, and the exercise of any right or remedy hereunder shall not be deemed or construed as an election of remedies.

        9. Disputes. If Client disputes any service charges, Client must pay the entire amount set forth on the invoice and submit a written explanation of Client's dispute within forty-five (45) days from the date of the invoice. If Company determines that an error was made, Company shall credit the Client's account in the amount of the error.

        10. Liability; Indemnifications; Interruption of Service; Force Majeure. Except for its own acts if gross negligence or willful misconduct, CCSI shall not be liable to Client or any other person for any loss or damage, regardless of cause or negligence on CCSI's part. CCSI does not assume and shall have no liability under this Agreement for failure to provide, or delay in providing, service due directly or indirectly to causes beyond the control and without the fault or negligence of CCSI or its subcontractors, including, but not restricted to, acts of God, of governmental entities, or of the public convey, strikes, or unusually severe weather conditions.

        CLIENT'S SOLE REMEDY FOR ANY SUCH FAILURE OR DELAY SHALL BE LIMITED TO A PRO RATA ALLOWANCE BASED ON THE USER CHARGE FOR THE TIME SUCH FAILURE OR DELAY IS ATTRIBUTABLE TO THE FAULT OF CCSI OR ITS SUBCONTRACTORS. CLIENT AGREES, HOWEVER, THAT NO ALLOWANCE WILL BE GIVEN IF SUCH SINGLE FAILURE OR DELAY DOES NOT EXCEED 72 HOURS.

        Client will indemnify and hold CCSI harmless from any loss, damage or liability, consequential or otherwise, occasioned by, growing out of or arising from any act or failure to act by Client, its agents or employees.

        IN NO EVENT SHALL CCSI BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES

        11. Amendment. No revision of this Agreement shall be valid unless made in writing and signed by an officer of CCSI and an authorized agent of Client.

        12. Entire Agreement. This Agreement constitutes the entire agreement of the parties and shall supersede all prior effort, negotiations and agreements.

        13. No Waiver. Failure or delay on the part of CCSI to exercise any right, remedy, power or privilege (collectively, "remedy") shall not operate as a waiver thereof or of any other remedy, nor shall any exercise or failure or delay in exercising any such remedy by CCSI with respect to a default hereunder be deemed or construed as a waiver of future defaults of the same or similar nature.

        14. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby.

        15. Governing Law. THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND ANY CLAIM OR CAUSE OF ACTION ARISING THEREFROM OR RELATED THERETO, SAVE AND EXCEPT ANY SUCH LAW OR THE STATE OF TEXAS THAT WOULD APPLY THE LAWS OF ANY OTHER STATE OR JURISDICTION.

        16. Expenses of Enforcement. If Client is in default, Client shall pay to CCSI all costs and expenses, including court costs and reasonable attorneys' fees, incurred by CCSI in exercising any of its rights or remedies hereunder or enforcing any of the provisions hereof.

        17. Headings. The headings used herein are solely for the purpose of reference.

        18. Notice. Any notice or demand required or permitted to be given or made hereunder shall be given or made by certified or registered mail or Western Union mailgram to the addresses given on the reverse side. CCSI or Client may from time to time designate any other address for this purpose by written notice to the other party.

                                  Schedule 6-B

                           -------------------------
                                SHARED REPEATER
                                 USER AGREEMENT
                           -------------------------

COMPANY NAME:             *      M09465            START DATE: 12-1-95

BILLING ADDRESS:          *                        TERM:  1 Year - auto renewal

CITY/STATE:               *                        ZIP CODE:     *

PHONE NUMBER:             *                        FAX #:        *

CONTRACT NAME:            *

Shared Repeater UTILIZED: *

Location:                 *

NEW CONTRACT XX    ADDITION TO EXISTING CONTRACT #             SUPERSEDES
             --

 MONTHLY USER     TOTAL UNITS     FEATURE CHANGE     SALES TAX    TOTAL MONTHLY
   CHARGE       (3 UNIT MINIMUM)      CHARGE          ______%      USER CHARGE

    16.00    X        4     +                  +              =    $ 64.00
                                                                    ------

PAYABLE IN ADVANCE:

                    ANNUALLY      (monthly user charge X 12)       $

                    SEMI-ANNUALLY (monthly user charge X 6)        $

                    QUARTERLY     (monthly user charge X 3)        $192.00

                        CONNECTION FEE:                            $  0.00

                        AMOUNT DUE WITH CONTRACT:                  $


------------------------------------------------------------------
CONT. STATION     MOBILE      PORTABLE      PAGER      TOTAL UNITS
-------------     ------      --------      -----      -----------
     1                           3                          4
------------------------------------------------------------------

                 CLIENT            CHAMPION COMMUNICATION SERVICES, INC.

Company Name:                        By: Penni Welter
              ---------------            ------------

By:                               Title: Customer Service Manager
              ---------------            ------------------------

Title:        ---------------   Address: 1610 Woodstead Court o Suite 330
                                         The Woodlands, TX 77380
Date Signed:                             Telephone: 800-614-6500 / 713-362-0144
              ---------------            Telefax:   713-364-1901

THE TERMS AND CONDITIONS OF THIS AGREEMENT ARE PRINTED ON BOTH SIDES OF THIS SHEET.

IT IS IMPORTANT THAT YOU THOROUGHLY READ BOTH SIDES BEFORE YOU SIGN. PLEASE BE SURE THAT NONE OF THE ABOVE ARE LEFT BLANK AND OBTAIN A COPY OF THIS CONTRACT BEARING YOUR SIGNATURE.

NON-RECEIPT OF INVOICE DOES NOT RELIEVE CLIENT FROM THE OBLIGATION TO PAY USER CHARGES DUE UNDER THIS AGREEMENT.

-------------------------------------------------------------------------------
Repeater #:  170     FOR OFFICE USE ONLY:       Date Code Sent: M.S. had it
                                                                taken care of
-------------------------------------------------------------------------------
Frequency:     *     Service Shop:              Contact:
-------------------------------------------------------------------------------
Frequency: RX  *     Address:
-------------------------------------------------------------------------------
PL/DPL Code: 464     City/State:                Phone #:
-------------------------------------------------------------------------------


DEALER NAME:                              PHONE #:
             -----------------------               ----------------------------

ADDRESS:                                    FAX #:
             -----------------------               ----------------------------

                                          CONTACT:
             -----------------------               ----------------------------



Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                         CHAMPION COMMUNICATION SERVICES, INC. (CCSI)

-------------------------------------------------------------------------------------------------------
                                   Subscription Agreement
-------------------------------------------------------------------------------------------------------

Salesperson     Herkert                    Dealer       *           Client Acct. #
            -----------------------------         ------------------               --------------------

Client hereby agrees to subscribe, from CCSI ("Company"), to the Trunking communication services
("Service") listed below under the terms and conditions set forth herein and on the reverse side of this Agreement.
                                                  M09951
Client Name                   *                   Mail Invoice to: (If different from Business Address)
                 -----------------------------
Business Contact              *                   Billing Contact
                 -----------------------------                    -------------------------------------
Business Address              *                   Business Address
                 -----------------------------                     ------------------------------------
City     *       State    *  Zip      *           City               State             Zip
    ------------       ------    -------------         -------------       ----------      ------------
Phone      *          Fax                         Phone                      Fax
     --------------      ---------------------          -------------------       ---------------------
Estimated Effective Date   7-1-96                 Billing Cycle  Q    X     S          A
                         ---------------------                     --------   --------   ---------
System Type: UHF/TBAND    800 MHz  X  Other       S.I.C. Code
                       ---        ---      ---                 ----------------------------------------

-------------------------------------------------------------------------------------------------------
                                       Billing Information
-------------------------------------------------------------------------------------------------------
        *
-------------------------------------------
       Site           Fleet/Subfleet           Quantity          Unit Rate Per Month      User Charge
-------------------------------------------
        *                          A               3       x   $       20.00          = $   60.00
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                           x   $                      = $
-------------------------------------------    -----------       --------------------      ------------
                                                                            Subtotal    $    60.00
                                                                                           ------------
Payable In Advance:       Annually           (subtotal x 12)               $
                                                                             --------------------------
                          Semi-Annually      (subtotal x 6)                $
                                                                             --------------------------
                          Quarterly          (subtotal x 3)                $        180.00
                                                                             --------------------------
                                             Activation Fee:               $         75.00
                                                                             --------------------------
                                             Tax:                          $         12.75
                                                                             --------------------------
                                             Amount Due with Contract:     $        267.75
                                                                             --------------------------

-------------------------------------------------------------------------------------------------------
                                     Client Approval
-------------------------------------------------------------------------------------------------------

The undersigned hereby acknowledges and represents that (i) he/she has read both sides of this
Agreement, (ii) he/she understands and agrees to all of the terms, conditions and provisions contained herein; and (iii) he/she has the authority to execute this Agreement on behalf of the Client.

NON-RECEIPT OF INVOICE DOES NOT RELIEVE CLIENT FROM THE OBLIGATION TO PAY USER CHARGES DUE UNDER
THIS AGREEMENT.

Approved By (Please Print)    Jim Wyche                  (Title)   EPN OPS       Date    6/20/96
                           -----------------------------         ---------------       ----------------
Signature    /s/  JIM WYCHE
           ---------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    Dealer Information
-------------------------------------------------------------------------------------------------------

Dealer Name:               *                      Phone #:           *
                ------------------------------             --------------------------------------------
Address:                   *                      Fax #:              *
                ------------------------------             --------------------------------------------
City/State/Zip:            *                      Contact:      Bruce Herkert
                ------------------------------             --------------------------------------------


                                                Confidential Treatment Requested
                                                The Redacted Material Has Been
                                                Filed With the Commission

COMPANY NAME:             *                        START DATE: 8-15-96
                         -----------------                    ------------------
BILLING ADDRESS:          *                        TERM:  1 Year - auto renewal
                         -----------------              ------------------------
CITY/STATE:               *                        ZIP CODE:     *
                         -----------------                    ------------------
PHONE NUMBER:             *                        FAX #:     (312) 638-3620
                         -----------------                    ------------------
CONTRACT NAME:            *
                         -----------------
SHARED REPEATER UTILIZED: *                        Location:     *
                         -----------------                    ------------------
NEW CONTRACT  X    ADDITION TO EXISTING CONTRACT #             SUPERSEDES
             ---                                  -------                 ------

 MONTHLY USER     TOTAL UNITS     FUTURE CHANGE     SALES TAX     TOTAL MONTHLY
   CHARGE       (3 UNIT MINIMUM)     CHARGE            5   %       USER CHARGE
                                                     ------
    17.00   X        8               N/A         +    6.80      =  $142.80
                                                                    ------

PAYABLE IN ADVANCE:

                    ANNUALLY      (monthly user charge X 12)       $
                                                                    ------
                    SEMI-ANNUALLY (monthly user charge X 6)        $
                                                                    ------
                    QUARTERLY     (monthly user charge X 3)        $428.40
                                                                    ------
                        CONNECTION FEE:      (Taxable)             $105.00
                                                                    ------
                        AMOUNT DUE WITH CONTRACT:                  $533.49
                                                                    ------
*Model #s must be provided


------------------------------------------------------------------
CONT. STATION     MOBILE      PORTABLE      PAGER      TOTAL UNITS
-------------     ------      --------      -----      -----------
                                                         $  *
------------------------------------------------------------------

                 CLIENT            CHAMPION COMMUNICATION SERVICES, INC.

Company Name:       *                By: Leanne German
              ---------------            -------------

By:                 *             Title: Customer Service Representative
              ---------------            -------------------------------

Title:          President       Address: 1610 Woodstead Court o Suite 330
              --------------             The Woodlands, TX 77380
Date Signed:     7/24/96                 Telephone: 800-614-6500 / 713-362-0144
              --------------             Telefax:   713-364-1901


        The above-signed hereby acknowledges and represents that (i) he/she has read both sides of this Agreement, (ii) he/she understands and agrees to all of the terms, conditions and provisions contained herein; and (iii) he/she has the authority to execute this Agreement on behalf of the Client.
        NON-RECEIPT OF INVOICE DOES NOT RELIEVE CLIENT FROM THE OBLIGATION TO PAY USER CHARGES DUE UNDER THIS AGREEMENT.


-------------------------------------------------------------------------------
Repeater:            FOR OFFICE USE ONLY:       Date Code Sent:
------------------------------------------------------------------------------
Frequency:           Service Shop:              Contact:
-------------------------------------------------------------------------------
Frequency:           Address:
-------------------------------------------------------------------------------
PL/DPL Code:         City/State:                Phone #:
-------------------------------------------------------------------------------


DEALER NAME:                                PHONE:
             -----------------------               ----------------------------

ADDRESS:                                    FAX #:
             -----------------------               ----------------------------

CITY/STATE/ZIP:                           CONTACT:
             -----------------------               ----------------------------



                                                Confidential Treatment Requested
                                                The Redacted Material Has Been
                                                Filed With the Commission

                           -------------------------
                               COMMUNITY REPEATER
                             SUBSCRIPTION AGREEMENT
                           -------------------------

COMPANY NAME:             *                        START DATE: 5/10/96

BILLING ADDRESS:          *                        TERM:  1 Year - Auto Renewal

CITY/STATE:               *                        ZIP CODE:     *

PHONE NUMBER:             *                        FAX #:

CONTRACT NAME:            *

SHARED REPEATER UTILIZED: *                        Location:     *

NEW CONTRACT  XX   ADDITION TO EXISTING CONTRACT #             SUPERSEDES
              --                                  -------                 ------

 MONTHLY USER     TOTAL UNITS     FUTURE CHANGE     SALES TAX     TOTAL MONTHLY
   CHARGE       (3 UNIT MINIMUM)     CHARGE            5.0 %       USER CHARGE
                                                     ------
    17.00   X        5        +      N/A         +    4.25      =  $ 89.25
                                                                    ------

PAYABLE IN ADVANCE:

                    ANNUALLY      (monthly user charge X 12)       $
                                                                    ------
                    SEMI-ANNUALLY (monthly user charge X 6)        $
                                                                    ------
                    QUARTERLY  XX (monthly user charge X 3)        $167.75
                                                                    ------
                        CONNECTION FEE:      (Taxable)             $105.00
                                                                    ------
                        AMOUNT DUE WITH CONTRACT:                  $372.75
                                                                    ------
*Model #s must be provided


------------------------------------------------------------------
CONT. STATION     MOBILE      PORTABLE      PAGER      TOTAL UNITS
-------------     ------      --------      -----      -----------
      1             3            1                       5  *
------------------------------------------------------------------

                 CLIENT            CHAMPION COMMUNICATION SERVICES, INC.

Company Name:       *                By: Penni Weiter
              ---------------            ------------

By:           /s/ [ILLEGIBLE]     Title: Customer Service Manager
              ---------------            ------------------------

Title:        Vice President    Address: 1610 Woodstead Court o Suite 330
              --------------             The Woodlands, TX 77380
Date Signed:   May 9, 1996               Telephone: 800-614-6500 / 713-362-0144
              --------------             Telefax:   713-364-1901


        The above-signed hereby acknowledges and represents that (i) he/she has read both sides of this Agreement, (ii) he/she understands and agrees to all of the terms, conditions and provisions contained herein; and (iii) he/she has the authority to execute this Agreement on behalf of the Client.
        NON-RECEIPT OF INVOICE DOES NOT RELIEVE CLIENT FROM THE OBLIGATION TO PAY USER CHARGES DUE UNDER THIS AGREEMENT.


-------------------------------------------------------------------------------
Repeater:    302     FOR OFFICE USE ONLY:       Date Code Sent:
------------------------------------------------------------------------------
Frequency:    *      Service Shop:              Contact:
-------------------------------------------------------------------------------
Frequency:    *      Address:
-------------------------------------------------------------------------------
PL/DPL Code: 445     City/State:                Phone #:
-------------------------------------------------------------------------------


DEALER NAME:           *                   PHONE:             *
             -----------------------               ----------------------------

ADDRESS:               *                    FAX #:            *
             -----------------------               ----------------------------

CITY/STATE/ZIP:        *                  CONTACT:       Bob Calabress
             -----------------------               ----------------------------



                                                --------------------------------
                                                Confidential Treatment Requested
                                                The Redacted Material Has Been
                                                Filed With the Commission

                                   Schedule 7

                           Purchase Price Allocation

        The purchase price shall be allocated as follows:

        1. Repeater and Ancillary Equipment: *

        2. Customer List: *

        3. Non-Competition Agreement: *

        4. Licenses: an amount equal to the remaining Purchase Price





                        Confidential Treatment Requested
                        The Redacted Material Has Been
                        Filed With the Commission